Exhibit 99.2

NEWS RELEASE

For Immediate Release	One American Row PO Box 5056 Hartford CT 06102-5056 www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies Announces Second Extension to Consent Solicitation Relating to 7.45% Quarterly Interest Bonds due 2032; Enters Memorandum of Understanding to Settle Litigation

Hartford, Conn., Feb. 24, 2016 – The Phoenix Companies, Inc. (“Phoenix” or the “company”) (NYSE: PNX) today announced that it has further extended the expiration date of its previously announced solicitation of bondholders holding its 7.45% Quarterly Interest Bonds due 2032 (CUSIP 71902E 20 8) (NYSE: PFX) to amend the indenture governing the bonds.

The company also filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) disclosing that it has entered into a Memorandum of Understanding regarding the settlement of certain litigation relating to the consent solicitation.

As previously announced on Feb. 10, 2016, the solicitation’s expiration was extended to Feb. 29, 2016 after Phoenix became aware of a lawsuit brought against it relating to the solicitation. As of the original expiration time on Feb. 9, 2016, the company had received consents representing significantly more than a majority in principal amount of the outstanding bonds.

The extended expiration date is 5:00 p.m., New York City time, on March 4, 2016. Only bondholders of record as of 5:00 p.m., New York City time, on Jan. 6, 2016 may provide consents.

Under the terms of the Memorandum of Understanding, Phoenix will supplement the Consent Solicitation Statement to provide additional disclosures relating to the solicitation and more detail on how bondholders and other designated parties can access financial statements and other information after the company is no longer required to file reports with the SEC.

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The extension of the solicitation will allow bondholders time to review the supplement to the Consent Solicitation Statement, which is furnished with the Form 8-K filed by the company today and is available in the Investor Relations section of Phoenix’s website.

Phoenix believes that the lawsuit is without merit and that no additional or amended disclosure is required under applicable laws. The company agreed to the terms of the Memorandum of Understanding to eliminate the burden, expense and uncertainties inherent in such litigation. Completion of the consent solicitation is not a condition to closing the previously announced merger between Phoenix and Nassau Reinsurance Group Holdings, L.P. in which Phoenix will become a privately held, wholly owned subsidiary of Nassau.

This announcement is not a solicitation of consents with respect to the bonds. The consent solicitation is being made solely by the Consent Solicitation Statement, as may be amended and supplemented.

About Phoenix

The Phoenix Companies, Inc. (NYSE: PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services designed to meet financial needs in the middle income and mass affluent markets. Its distribution subsidiary, Saybrus Partners, Inc., offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Phoenix is headquartered in Hartford, Connecticut, and has two insurance company operating subsidiaries: Phoenix Life Insurance Company, which has its statutory home office in East Greenbush, New York, and PHL Variable Insurance Company, which has its statutory home office in Hartford, Connecticut. For more information, visit www.phoenixwm.com.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words

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such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the merger, or the inability to consummate the merger in the timeframe or manner currently anticipated, due to the failure to satisfy conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.

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